UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 16, 2007

Opexa Therapeutics, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Texas
(State or Other Jurisdiction of Incorporation)

000-25513 (Commission File Number)	76-0333165 (I.R.S. Employer Identification No.)

2635 N. Crescent Ridge Drive The Woodlands, Texas (Address of Principal Executive Offices)	77381 (Zip Code)

Registrant’s telephone number, including area code: (281) 272-9331

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On March 16, 2007 Registrant filed its Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006. On March 19, 2007, Registrant announced its results of operations in a press release. A copy of the press release is attached as Exhibit 99.1

Item 9.01 Financial Statements and Exhibits

(c) Exhibit 99.1

The following exhibit is to be filed as part of this 8-K:

Exhibit No.	Description

99.1	Press release issued March 19, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPEXA THERAPEUTICS, INC.

By:   /s/ DAVID B. MCWILLIAMS
David B. McWilliams
President and Chief Executive Officer

DATE: March 19, 2007

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued March 19, 2007